Schedule A
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1.   Indemnification Assurance Agreement dated August 22, 1986 between
     Bethlehem Steel Corporation and Curtis H.  Barnette.

2. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and George P. Jenkins.

3. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Reginald H. Jones.

4. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Winthrop Knowlton.

5. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Dean P. Phypers.

6. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Walter F. Williams.

7. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Lonnie A. Arnett.

8. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and D. Sheldon Arnot.

9. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Robert W. Cooney.

10. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and George T. Fugere.

11. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and John A. Jordan, Jr.

12. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and James F. Kegg.

13. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and David H. Klinges.

14. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Gary L. Millenbruch.







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15.  Indemnification Assurance Agreement dated August 22, 1986 between
     Bethlehem Steel Corporation and C. Adams Moore.

16. Indemnification Assurance Agreement dated December 29, 1986 between Bethlehem Steel Corporation and Larry L. Adams.

17. Indemnification Assurance Agreement dated December 29, 1986 between Bethlehem Steel Corporation and Benjamin C. Boylston.

18. Indemnification Assurance Agreement dated January 28, 1987 between Bethlehem Steel Corporation and Herman E. Collier.

19. Indemnification Assurance Agreement dated January 28, 1987 between Bethlehem Steel Corporation and Edwin A. Gee.

20. Indemnification Assurance Agreement dated January 28, 1987 between Bethlehem Steel Corporation and Thomas L. Holton.

21. Indemnification Assurance Agreement dated March 1, 1987 between Bethlehem Steel Corporation and Roger P. Penny.

22. Indemnification Assurance Agreement dated May 27, 1987 between Bethlehem Steel Corporation and Andrew M. Weller.

23. Indemnification Assurance Agreement dated January 27, 1988 between Bethlehem Steel Corporation and John B. Curcio.

24. Indemnification Assurance Agreement dated January 27, 1988 between Bethlehem Steel Corporation and William C. Hittinger.

25. Indemnification Assurance Agreement dated January 27, 1988 between Bethlehem Steel Corporation and William A. Pogue.

26. Indemnification Assurance Agreement dated September 27, 1989 between Bethlehem Steel Corporation and Robert McClements, Jr.

27. Indemnification Assurance Agreement dated September 27, 1989 between Bethlehem Steel Corporation and John L. Kluttz.

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28.  Indemnification Assurance Agreement dated June 27, 1990 between
     Bethlehem Steel Corporation and Duane R. Dunham.

29. Indemnification Assurance Agreement dated September 26, 1990 between Bethlehem Steel Corporation and John F. Ruffle.

30. Indemnification Assurance Agreement dated May 1, 1991 between Bethlehem Steel Corporation and Carl F. Meitzner.

31. Indemnification Assurance Agreement dated July 1, 1991 between Bethlehem Steel Corporation and Walter N. Bargeron.

32. Indemnification Assurance Agreement dated March 1, 1992 between Bethlehem Steel Corporation and David P. Post.

33. Indemnification Assurance Agreement dated November 1, 1992 between Bethlehem Steel Corporation and Stephen G. Donches.

34. Indemnification Assurance Agreement dated November 1, 1992 between Bethlehem Steel Corporation and William H. Graham.

35. Indemnification Assurance Agreement dated November 1, 1992 between Bethlehem Steel Corporation and G. Penn Holsenbeck.

36. Indemnification Assurance Agreement dated March 1, 1993 between Bethlehem Steel Corporation and Benjamin R. Civiletti.

37. Indemnification Assurance Agreement dated March 1, 1993 between Bethlehem Steel Corporation and Worley H. Clark.

38. Indemnification Assurance Agreement dated March 1, 1993 between Bethlehem Steel Corporation and Harry P. Kamen.

39. Indemnification Assurance Agreement dated April 28, 1993 between Bethlehem Steel Corporation and Joseph F. Emig.

40. Indemnification Assurance Agreement dated April 28, 1993 between Bethlehem Steel Corporation and Andrew R. Futchko.

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41.  Indemnification Assurance Agreement dated April 28, 1993 between
     Bethlehem Steel Corporation and Timothy Lewis.

42. Indemnification Assurance Agreement dated April 28, 1993 between Bethlehem Steel Corporation and William E. Wickert, Jr.

43. Indemnification Assurance Agreement dated March 1, 1994 between Bethlehem Steel Corporation and Augustine E. Moffitt, Jr.

44. Indemnification Assurance Agreement dated March 16, 1994 between Bethlehem Steel Corporation and Lewis B. Kaden.

45. Indemnification Assurance Agreement dated January 31, 1996 between Bethlehem Steel Corporation and Shirley D. Peterson.

46. Indemnification Assurance Agreement dated May 1, 1996 between Bethlehem Steel Corporation and Gregory F. Paolini.

47. Indemnification Assurance Agreement dated May 1, 1996 between Bethlehem Steel Corporation and Malcolm J. Roberts.

48. Indemnification Assurance Agreement dated May 1, 1996 between Bethlehem Steel Corporation and Robert A. Rudzki.

49. Indemnification Assurance Agreement dated May 1, 1996 between Bethlehem Steel Corporation and Dorothy L. Stephenson.

50. Indemnification Assurance Agreement dated June 5, 1998 between Bethlehem Steel Corporation and Van R. Reiner.

51. Indemnification Assurance Agreement dated June 17, 1998 between Bethlehem Steel Corporation and William M. Landuyt.

52. Indemnification Assurance Agreement dated February 19, 1999 between Bethlehem Steel Corporation and Carl W. Johnson.

53. Indemnification Assurance Agreement dated October 1, 1999 between Bethlehem Steel Corporation and Leonard M. Anthony.

54.  Indemnification Assurance Agreement dated October 1, 1999 between


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     Bethlehem Steel Corporation and Thomas J. Conarty, Jr..

55. Indemnification Assurance Agreement dated October 1, 1999 between Bethlehem Steel Corporation and David M. Beinner.


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